MET INVESTORS SERIES TRUST

SUPPLEMENT DATED SEPTEMBER 30, 2015

TO THE

SUMMARY PROSPECTUS DATED MAY 1, 2015

JPMORGAN CORE BOND PORTFOLIO

Effective October 1, 2015, the following changes are made to the summary prospectus of JPMorgan Core Bond Portfolio (the “Portfolio”), a series of Met Investors Series Trust.

In the Portfolio Summary, the subsection entitled “Portfolio Managers” of the section entitled “Management” is deleted in its entirety and replaced with the following:

Portfolio Managers.    Barbara Miller, Managing Director of JPMIM, Peter D. Simons, CFA, Executive Director of JPMIM, Henry Song, CFA, Executive Director of JPMIM and Christopher Nauseda, Vice President of JPMIM, have managed the Portfolio since 2015, 2013, 2013 and 2015, respectively.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THE

SUMMARY PROSPECTUS FOR FUTURE REFERENCE